SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 9, 2024

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COEPTIS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COEP	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one-half of one share of Common Stock for $11.50 per whole share	COEPW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

On August 9, 2024, the Audit Committee of Coeptis Therapeutics Holdings, Inc. (“the Company”), after discussions with Management, determined that, due to certain accounting errors described below, the following may no longer be relied upon: (i) the unaudited condensed consolidated financial statements for the period September 30, 2023, included in the Company’s Form 10-Q/A for the period then ended; (ii) the audited consolidated financial statements for the year ended December 31, 2023, included in the Company’s Form 10-K/A for the year ended December 31, 2023; (iii) the unaudited condensed consolidated financial statements for the period ended March 31, 2024, included in the Company’s Form 10-Q for the period then ended (the financial statements in (i), (ii) and (iii), the “Financial Statements” and the periods covered thereby the “Affected Periods”); and (iv) the Financial Statements included in the Company’s Registration Statements on Forms S-1 (Registration Nos. 333-269782, and 333-275558) initially filed with the SEC on February 14, 2023, and November 15, 2023 (together with any prospectus supplements thereto, the “Registration Statements”), respectively, which include the Financial Statements, as well as the relevant portions of any communication which describe or are based on the Financial Statements, should no longer be relied upon.

Management reached such conclusions following an internal review of certain transactions and the related accounting treatment, and consultations with their independent auditor, Turner, Stone & Company, L.L.P. Based upon Management’s evaluation, the Company concluded that its accounting for note agreements recorded as notes receivable on the Company’s consolidated balance sheet did not give full effect to the transactions, and the notes receivable should have been recorded as subscription receivables on the Company’s Financial Statements. As of August 12, 2024, the balance of the subscription receivables has been satisfied.

The Company expects to file the applicable restated Financial Statements as soon as practicable. The Company’s Chief Financial Officer has discussed these matters with the Company’s independent auditors and with the Company’s Audit Committee.

Previously, the Company’s management had evaluated the effectiveness of the Company's disclosure controls and procedures as well as its internal control over financial reporting as of December 31, 2022 and during the relevant portions of 2023. As previously disclosed, management had concluded that the Company’s disclosure controls and procedures had weaknesses during such periods and in response thereto in 2023 hired a full-time Chief Financial Officer, which the Company believes has and will continue to provide for improved processes related to such controls and procedures.

A copy of this Form 8-K was provided to the Company’s auditors, Turner, Stone & Company, L.L.P., prior to its filing with the SEC.

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, and any statements other than statements of historical fact could be deemed to be forward-looking statements. Such statements may include, without limitation, statements with respect to the Company’s plans and objectives, projections, expectations and intentions. These forward-looking statements are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements. These risks include, among other things (1) the ability to complete the restatements of the Financial Statements covering the Affected Period and address any material weaknesses, the timing of the completion of necessary restatements, interim reviews and audits by the Company’s independent registered public accounting firm, (2) risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the restatements of the Financial Statements covering the Affected Period and internal control matters, (3) the risk of litigation or regulatory action arising from the restatements of the Financial Statements during the Affected Period, (4) the timing of the review by, and the conclusions of, the Company’s independent auditor regarding the restatements, (5) the ability of the Company to remediate any material weaknesses in internal control over financial reporting, (6) potential reputational damage that the Company may suffer as a result of the restatements of the Financial Statements during the Affected Period, (7) the impact of the Restatement of the Financial Statements on the value of the Company’s common stock, and (8) the risk that the filing of the Restatement of the Financial Statements will take longer than anticipated. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in the Company’s filings with the Securities and Exchange Commission (the “SEC”), copies of which are available from the SEC or may be obtained upon request from the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeptis Therapeutics Holdings, Inc.

Date: August 14, 2024	By:	/s/ Brian Cogley
Brian Cogley Chief Financial Officer

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